                                 SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                  [ ] Confidential, for Use of the
                                                      Commission Only (as permitted
                                                      by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         POLYDEX PHARMACEUTICALS LIMITED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5) Total fee paid:


--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
(3) Filing Party:


--------------------------------------------------------------------------------
(4) Date Filed:


--------------------------------------------------------------------------------

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas


TO OUR MEMBERS:

         The 1998 Annual General Meeting of the Members will be held at 10:00 a.m., local time, on Friday, June 19, 1998, at the offices of the Company, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas. At the Annual General Meeting, Members will elect two Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting in 2001 or until their successors are elected. Members will also vote on a proposal to authorize the Board of Directors to appoint the Company's independent public accountants and fix their remuneration. In addition, Members will vote on a proposal to amend the Articles of Association to set forth the rights and characteristics of the Class B Preferred Shares. Members will also vote on a proposal to amend the Articles of Association to increase the quorum necessary to transact business at any General Meeting of the Members to members present holding or represented by proxy between them not less than one-third (1/3) of all Common Shares which are issued at the date not more than sixty (60) days prior to the date of the meeting fixed as a record date by the directors and which entitle the holder thereof to vote. Management will also report on fiscal year 1998 results. We urge you to attend the meeting and to vote for these proposals. These matters are described in more detail in the attached Proxy Statement, which we encourage you to read carefully.

         The formal notice of the Annual General Meeting and the Proxy Statement containing information relative to the meeting follow this letter.

         Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the envelope provided to assure that your shares will be voted. If you do attend the meeting, and the Board of Directors joins me in hoping you will, there will be an opportunity to revoke your proxy and to vote in person.

                                 Sincerely,

                                 George G. Usher
                                 Chairman of the Board, President
                                 and Chief Executive Officer

May 18, 1998

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

              NOTICE OF 1998 ANNUAL GENERAL MEETING OF THE MEMBERS

                                  May 18, 1998

         NOTICE IS HEREBY GIVEN that the 1998 Annual General Meeting of the Members of Polydex Pharmaceuticals Limited (the "Company") will be held at the offices of the Company, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas, on Friday, June 19, 1998, at 10:00 a.m., local time, for the following purposes:

1. To vote on the proposal to elect two directors to the Company's Board of Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting of the Members in 2001 or until their successors are elected;

2. To vote on the proposal to authorize the Board of Directors to appoint the Company's independent public accountants and fix their remuneration;

3. To vote on the proposal to amend the Company's Articles of Association to set forth the rights and characteristics of the Class B Preferred Shares;

4. To vote on the proposal to amend the Company's Articles of Association to increase the quorum necessary to transact business at any General Meeting of the Members to members present holding or represented by proxy between them not less than one-third (1/3) of all Common Shares which are issued at the date not more than sixty (60) days prior to the date of the meeting fixed as a record date by the directors and which entitle the holder thereof to vote; and

5. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on May 6, 1998, as the date for the determination of the Members entitled to notice of, and to vote at, the meeting and any adjournment thereof (the "Record Date"). Only holders of the Common Shares and the Class B Preferred Shares of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 1998 Annual General Meeting. The Company's Annual Report to Shareholders for the year ended January 31, 1998, is being mailed to Members with the Proxy Statement.

         The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered and voted upon at the Annual General Meeting, and Members are encouraged to read it in its entirety.

         You are cordially invited to attend the 1998 Annual General Meeting. Whether or not you expect to be present at the Annual General Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you do attend the Annual General Meeting, you may revoke your Proxy in accordance with the methods described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies" and vote your shares in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        Sharon L. Wardlaw
                                        Secretary
May 18, 1998

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

                                 PROXY STATEMENT
                   1998 Annual General Meeting, June 19, 1998

SOLICITATION AND    This Proxy Statement ("Proxy Statement") is expected to be
REVOCABILITY OF     mailed on or about  May 18, 1998, to the holders of the
PROXIES             Common Shares and the Class B Preferred  Shares (the
"Members") of Polydex Pharmaceuticals Limited (the "Company") in connection with the solicitation by the Board of Directors of the Company for the 1998 Annual General Meeting of the Members ("Annual Meeting") to be held at 10:00 a.m., local time, on Friday, June 19, 1998 at the Company's Bahamian offices, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas.

         Although the Company believes that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. All dollar amounts in this proxy statement are stated in U.S. dollars unless otherwise indicated.

         Proxies given by Members for use at the Annual Meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by Bahamian law, a proxy may be revoked in any one of the following ways:

         (a) by signing a form of proxy bearing a later date and depositing with the Secretary of the Company prior to the Annual Meeting;

         (b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary of the Company or the Chairman of the Annual Meeting;

         (c) by attending the Annual Meeting in person and personally voting the shares represented by the proxy; or

         (d) by instrument in writing executed by the Member or by his attorney authorized in writing, or, if the Member is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such Annual Meeting on the day of the meeting, or any adjournment thereof.


PURPOSES OF         The Annual Meeting has been called for the purposes of (1)
ANNUAL MEETING electing directors, (2) authorizing the Board of Directors to appoint the Company's independent public accountants and fix their remuneration, (3) amending the Articles of Association to set forth the rights and characteristics of the Class B Preferred Shares, (4) amending the Articles of Association to increase the quorum necessary to transact business at any General Meeting of the Members, and (5) transacting such other business as may properly come before the meeting.


VOTING OF           The Board of Directors has fixed the close of business on
SECURITIES          May 6, 1998, as the date for determining the Members
entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof (the "Record Date"). A total of 2,996,897 Common Shares of a par value of U.S. $0.0166 (the six recurring) each (the "Common Shares") and 899,400 Class B Preferred Shares of a par value of U.S. $0.0166 (the six recurring) each (the "Class B Preferred Shares") were outstanding at the close of business on that date. Each Common Share and each Class B Preferred Share is entitled to one vote on any matter presented at the Annual Meeting for consideration and action by the Members. In addition, the Company has authorized 100,000 Class A Preferred Shares of a par value of U.S. $0.10 each (the "Class A Preferred Shares"), none of which are outstanding.

         A quorum for the transaction of business at the meeting shall be two holders, present in person or by proxy, of not less than one Common Share or Class B Preferred Share each. Voting of Common Shares and Class B Preferred Shares is on a non-cumulative basis. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares and Class B Preferred Shares voting at the meeting is required for approval of (i) the election of each of the nominees for director, (ii) the authorization for the Board of Directors to appoint the Company's independent public accountants and fix their remuneration, (iii) the amendment to set forth the rights and characteristics of the Class B Preferred Shares, and (iv) the amendment to increase the quorum necessary to transact business at any General Meeting of the Members.

         All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the Members giving such proxies. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, (2) THE AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND FIX THEIR REMUNERATION, (3) THE AMENDMENT TO SET FORTH THE RIGHTS AND CHARACTERISTICS OF THE CLASS B PREFERRED SHARES, AND (4) THE AMENDMENT TO INCREASE THE QUORUM NECESSARY TO TRANSACT BUSINESS AT ANY GENERAL MEETING OF THE MEMBERS.

         For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.


OWNERSHIP OF        The following table sets forth certain information regarding
VOTING              beneficial ownership of the Common Shares and the Class B
                    Preferred Shares, as of May 6, 1998, by SECURITIES (i)
persons owning beneficially 5% or more of the Class B Preferred Shares and/or the Common Shares, (ii) each of the Company's directors and certain of its executive officers, and (iii) all directors and executive officers as a group:


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

                           Name and Address of                    Amount and Nature of           Percent
Title of Class             Beneficial Owner                       Beneficial Ownership(1)     of Class (2)
--------------             ----------------                       -----------------------     ------------

Class B                    George G. Usher                               599,400                  66.7%
Preferred Shares           Chairman of the Board,
                           Director, President and CEO
                           RR 1, Kettleby, Ontario
                           Canada, L0G 1J0

Class B                    Thomas C. Usher                               300,000                  33.3%
Preferred Shares           Vice-Chairman and
                           Director
                           P.O. Box N7525
                           Nassau, Bahamas

Common Shares              Joseph Buchman                              101,736 (3)                3.39%
                           Director
                           46 Belmont Drive West
                           Roslyn, NY 11577

                           Name and Address of                    Amount and Nature of           Percent
Title of Class             Beneficial Owner                       Beneficial Ownership(1)     of Class (2)
--------------             ----------------                       -----------------------     ------------

Common Shares              Derek John Michael Lederer                     none                    ----
                           Director
                           17280 Weston Rd.
                           Kettleby, Ontario
                           Canada L0G 1J0

Common Shares              Natu Patel                                  14,900 (4)                   *
                           Director
                           9767 Sun Pointe Drive
                           Boynton Beach, FL 33437

Common Shares              Thomas R. Ulie                              66,100 (5)                 2.21%
                           Director
                           8843 Southeast 77th Place
                           Mercer Island, WA 98040

Common Shares              George G. Usher                             126,335 (6)                4.22%
                           Chairman of the Board,
                           Director, President and CEO
                           RR 1, Kettleby, Ontario
                           Canada, L0G 1J0

Common Shares              Ruth L. Usher                               692,472 (7)             23.11% (11)
                           Director
                           P.O. Box N7525
                           Nassau, Bahamas

Common Shares              Thomas C. Usher                             692,472 (8)             23.11% (11)
                           Vice-Chairman and
                           Director
                           P.O. Box N7525
                           Nassau, Bahamas

Common Shares              Sharon L. Wardlaw                            4,240 (9)                   *
                           Secretary and Treasurer
                           5 Gondola Crescent
                           Scarborough, Ontario
                           Canada M1G 2J2

Common Shares              Alec D. Keith                              219,681 (10)                7.33%
                           4802 N. Greentree Drive
                           Litchfield Park, AZ 85340

Common Shares              All Executive Officers and                1,002,273 (13)            33.44% (13)
                           Directors as a Group
                           (8 persons) (12)


---------------------------------------------------------
* Less than one percent (1%).

(1)      Reflects the Company's completion on June 19, 1997 of a one-for-ten reverse stock split of its Common
         Shares and Class B Preferred Shares.


(2)      As of May 6, 1998, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 2,996,897 Common Shares and options exercisable within sixty (60) days to purchase an additional 169,173 Common Shares, for a total of 3,166,070 Common Shares.

(3)      Includes 91,736 shares owned directly by Joseph Buchman's wife, Josette Buchman, and 10,000 shares under option to Joseph Buchman, subject to acquisition within sixty (60) days.

(4)      Includes 3,900 shares owned directly by Natu Patel and 11,000 shares under option to Natu
         Patel subject to acquisition within sixty (60) days.

(5)      Includes 66,100 shares owned directly by Thomas R. Ulie.

(6)      Includes 12,772 shares owned directly by George G. Usher, 100,000 shares owned by a company controlled by George G. Usher, and 7,100, shares under option to George G. Usher, subject to acquisition within sixty (60) days. Also included 6,463 shares owned directly by his wife,
         Shelagh Usher, as to which George G. Usher disclaims beneficial ownership.

(7)      Includes 127,141 shares owned directly by Ruth L. Usher and 50,000 shares under option to
         Ruth L. Usher, subject to acquisition within sixty (60) days. Also includes 457,754 shares owned directly by her husband, Thomas C. Usher, and 57,577 shares under option to Thomas C.
         Usher subject to acquisition within sixty (60) days, as to all of which Ruth L. Usher disclaims beneficial ownership.

(8)      Includes 457,754 shares owned directly by Thomas C. Usher and 57,577 shares under option to
         Thomas C. Usher subject to acquisition within sixty (60) days. Also includes 127,141 shares owned directly by his wife, Ruth L. Usher and 50,000 shares under option to Ruth L. Usher, subject to acquisition within sixty (60) days, as to all of which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned by George G. Usher, his son, or by the family of George G. Usher.

(9)      Includes 2,040 shares owned directly by Sharon L. Wardlaw and 2,200 shares under option to
         Sharon L. Wardlaw subject to acquisition within sixty (60) days.

(10)     Includes 219,681 shares owned directly by Alec D. Keith.

(11)     Percent of class of the combined holdings of both Ruth L. Usher and Thomas C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.

(12)     Includes ownership of Common Shares only. George G. Usher and Thomas C. Usher own all of the outstanding Class B Preferred Shares, as outlined above.

(13)     Includes 101,736 shares beneficially owned by Joseph Buchman, 14,900 shares beneficially owned by Natu Patel, 66,100 shares beneficially owned by Thomas R. Ulie, 126,335 shares beneficially owned by George G. Usher (including 6,463 shares owned directly by his wife,
         Shelagh Usher, as to which George G. Usher disclaims beneficial ownership), 692,472 shares beneficially owned in total by Ruth L. Usher and Thomas C. Usher (each of whom disclaims beneficial ownership as to the holdings of the other), and 4,240 shares beneficially owned by Sharon L. Wardlaw.

BOARD OF       The Board of Directors currently consists of seven members. The
DIRECTORS      directors of the Company are divided into three classes,
designated as Class I, Class II and Class III. At each Annual Meeting, one class of directors is elected to serve for a three-year term or until their respective successors are duly elected and qualified. On February 9, 1998, Derek John Michael Lederer was appointed by the Board of Directors as a Class II Director. Alec D. Keith resigned as a Class I Director and Chairman of the Board effective January 27, 1998. George G. Usher was appointed Chairman of the Board by the Board of Directors effective January 27, 1998. On October 6, 1997, Thomas R. Ulie was appointed by the Board of Directors as a Class I Director.

         No director was compensated for serving on the Board for the fiscal year ending January 31, 1998. Derek John Michael Lederer will receive compensation of $5,000 for serving as Chair of the Audit Committee of the Board during the Company's fiscal year ending January 31, 1999. George G. Usher, Thomas C. Usher and Natu Patel, all of whom are directors, receive payment as officers and employees of the Company. Prior to his resignation as Chairman of the Board, Alec D. Keith received payment as an officer of the Company. Family relationships among the Company's officers and directors: Thomas C. Usher and George G. Usher are father and son, and Thomas C. Usher and Ruth L. Usher are husband and wife.

         The following provides, as of May 6, 1998, the continuing directors whose terms of office will continue after the Annual Meeting, their principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                   ANNUAL MEETING IN 1999 (CLASS II DIRECTORS)
                   -------------------------------------------

                                                                              Year First
                                                                               Elected
                 Name and Occupation                             Age           Director
                 -------------------                             ---           --------

DEREK JOHN MICHAEL LEDERER, Chartered Accountant.                 56            1998
Principal of Derek Lederer, C.A., a public
accounting firm, since 1970.

NATU PATEL, Vice President (Research &                            52            1987
Development) of the Company and the President of
Chemdex, Inc., a subsidiary of the Company since
1994. Previously employed by the Company in
various positions since 1972. Founder of Novadex,
Inc., a company controlled by Thomas C. Usher,
which performed scientific research for the
Company.

RUTH L. USHER, Retiree since 1991.                                83            1979


                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                  ANNUAL MEETING IN 2000 (CLASS III DIRECTORS)
                  --------------------------------------------

                                                                              Year First
                                                                               Elected
                 Name and Occupation                             Age           Director
                 -------------------                             ---           --------

GEORGE G. USHER, Chairman of the Board since                      39            1988
January 27, 1998. President and Chief Executive
Officer of the Company since 1993 and 1996,
respectively. Vice President of Dextran Products
Limited, a subsidiary of the Company, since 1987.
Previously employed by the Company in various
positions since 1982.

THOMAS C. USHER, Vice-Chairman of the Company                     83            1979
since November 1996. Chairman and Chief Executive
Officer of the Company from May 1972 to November
1996. Chairman of Dextran Products Limited and of
all of the Company's other subsidiaries since
their formation.


                                 PROPOSAL NO. 1

                           ELECTION OF BOARD MEMBERS

                               NOMINEES FOR TERMS
           EXPIRING AT THE ANNUAL MEETING IN 2001 (CLASS I DIRECTORS)
           ----------------------------------------------------------

         The following two persons, each of whom is currently serving as a director, have been nominated for re-election by the Board of Directors to serve as directors for a term expiring at the Annual Meeting in 2001:



                         Name and Occupation


                                                                              Year First
                                                                               Elected
                 Name and Occupation                             Age           Director
                 -------------------                             ---           --------
JOSEPH BUCHMAN, Senior Account Executive with the                58             1981
Metropolitan Life Insurance Company since 1979.

THOMAS R. ULIE, CEO of T.R. Ulie & Associates,                   50             1997
Inc., an NASD broker/dealer, since 1994 and
President of Gray*Star Inc., a manufacturing
company, since 1993. Previously employed as a
Senior Managing Director of Stamford Company, an
NYSE broker/dealer, from 1992-1994.

         All nominees for director have indicated their willingness to serve. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any director nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

         VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect each of the nominees for director. All proxies will be voted to elect each of the nominees for director unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                                 PROPOSAL NO. 2

            AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND FIX THEIR REMUNERATION

         GENERAL. Ernst & Young Chartered Accountants (the "Accountant") has been nominated for re-appointment by the Board of Directors to serve as the independent public accountants of the Company. The Company first engaged the Accountant as the independent public accountants of the Company on December 18, 1996. The Accountant has indicated its willingness to continue to serve as the independent public accountants of the Company.

         VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to authorize the Board of Directors to appoint Ernst & Young Chartered Accountants as the independent public accountants of the Company and to fix their remuneration.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT ERNST & YOUNG CHARTERED ACCOUNTANTS AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND TO FIX THEIR REMUNERATION.


                                 PROPOSAL NO. 3

              AMENDMENT TO ARTICLES OF ASSOCIATION TO SET FORTH THE RIGHTS AND CHARACTERISTICS OF THE CLASS B PREFERRED SHARES

         GENERAL. Currently, Article 2 of the Articles of Association of the Company (the "Articles") states the share capital of the Company and the rights and characteristics of the Class A Preferred Shares. On April 6, 1998, the Board of Directors adopted a resolution to amend Article 2 of the Articles to set forth the rights and characteristics of the Class B Preferred Shares (the "Class B Preferred Shares Amendment").

         At a meeting held on December 24, 1993, the Board of Directors of the Company unanimously passed the Class B Preferred Stock Resolution establishing the rights and characteristics of the Class B Preferred Shares, as follows:

                  1. The Corporation shall be entitled from time to time and at any time prior to the commencement of the winding up of the Corporation to redeem part or the whole of the B Preferred Shares by notice to the holders thereof without the consent of the holders and provided that in no event shall redemption be effected at an amount in excess of the consideration for which the B Preferred Shares were originally issued.

                  2. The B Preferred Shares shall bestow upon the holders thereof no rights in respect of dividends, shall bestow no rights in respect of any convertibility into any other class of shares and, in winding up of the corporation, shall rank behind both the A Preferred Shares and the Ordinary Shares.

                  3. The B Preferred Shares shall bestow upon the holders thereof the right of one vote per share, which may be increased to five votes per share upon the consent of the majority of the holders of the Ordinary Shares and the B Preferred Shares.

         At a meeting held on October 6, 1997, the Board of Directors of the Company unanimously passed a resolution deleting Clause 1 from the Class B Preferred Stock Resolution of December 24, 1993.

         As of the date hereof, George G. Usher owns 599,400 Class B Preferred Shares, representing 66.7% of those Class B Preferred Shares authorized and outstanding, and Thomas C. Usher owns 300,000 Class B Preferred Shares, which represents 33.3% of those Class B Preferred Shares authorized and outstanding.

         TEXT OF CLASS B PREFERRED SHARES AMENDMENT. The Class B Preferred Shares Amendment will be formally implemented by amending the present Article 2 of the Articles as follows:

         Re-lettering subsections (d) and (e) to read as subsections (e) and
         (f), respectively, and adding the following new Article 2, subsection
         (d):

         SHARE CAPITAL

         2.


         (d) The Class B Preferred Shares shall have the following rights and characteristics, that is:

                  (1) the Class B Preferred Shares shall bestow upon the holders thereof no rights in respect of dividends, shall bestow no rights in respect of any convertibility into any other class of shares and, in winding up of the corporation, shall rank behind both the Class A Preferred Shares and the Common Shares;

                  (2) the Class B Preferred Shares shall bestow upon the holders thereof the right of one vote per share, which may be increased to five votes per share upon the consent of the majority of the holders of the Common Shares and the Class B Preferred Shares.

         REASONS FOR THE CLASS B PREFERRED SHARES AMENDMENT. The purposes of the Class B Preferred Shares Amendment are to state the existing rights and characteristics of the Class B Preferred Shares, and to ratify the prior actions of the Board of Directors with respect thereto.

         EFFECT OF THE CLASS B PREFERRED SHARES AMENDMENT. Upon Member approval of the Class B Preferred Shares Amendment, Article 2 (d) of the Articles will set forth the existing rights and characteristics of the Class B Preferred Shares, and serve to ratify the prior actions of the Board of Directors with respect thereto.

         VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Class B Preferred Shares Amendment. All proxies will be voted to approve the Class B Preferred Shares Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE CLASS B PREFERRED SHARES AMENDMENT TO SET FORTH IN THE ARTICLES THE RIGHTS AND CHARACTERISTICS OF THE CLASS B PREFERRED SHARES.

                                 PROPOSAL NO. 4

                AMENDMENT TO ARTICLES OF ASSOCIATION TO INCREASE
                    QUORUM NECESSARY TO TRANSACT BUSINESS AT
                       ANY GENERAL MEETING OF THE MEMBERS

         GENERAL. Currently, Article 33 of the Articles provides that a quorum for the transaction of business at any General Meeting of the Members shall be two persons present and holding or representing by proxy not less than one share each. On April 6, 1998, the Board of Directors adopted a resolution to amend
Article 33 of the Articles to increase the quorum necessary to transact business at any General Meeting of the Members to members present holding or represented by proxy between them not less than one-third (1/3) of all Common Shares which are issued at the date not more than sixty (60) days prior to the date of the meeting fixed as a record date by the directors and which entitle the holder thereof to vote (the "Quorum Amendment").

         TEXT OF QUORUM AMENDMENT. The Quorum Amendment will be formally implemented by amending the present Article 33 of the Articles as follows:

         Delete the second sentence of Article 33 in its entirety and substitute therefor the following new second sentence of Article 33:

         Except as may be otherwise required by law, a quorum for the transaction of business at any general meeting of the members shall be members present holding or represented by proxy between them not less than one-third (1/3) of all Common Shares which are issued at the date not more than sixty (60) days prior to the date of the meeting fixed as a record date by the directors and which entitle the holder thereof to vote.

         REASONS FOR THE QUORUM AMENDMENT. The purpose of the Quorum Amendment is to conform the Articles to the issuer listing criteria of The Nasdaq Stock Market, Inc. ("Nasdaq"). Nasdaq Rule 4320(e)(21)(E) states, "[e]ach issuer shall provide for a quorum as specified in its by-laws for any meeting of the holders of common stock; provided, however, that in no case shall such quorum be less than 33 1/3 percent of the outstanding shares of the company's common voting stock."

         EFFECT OF THE QUORUM AMENDMENT. Upon Member approval of the Quorum Amendment, a quorum for the transaction of business at any general meeting of the members shall be members present holding or represented by proxy between them not less than one-third (1/3) of all Common Shares which are issued at the date not more than sixty (60) days prior to the date of the meeting fixed as a record date by the directors and which entitle the holder thereof to vote.

         VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Quorum Amendment. All proxies will be voted to approve the Quorum Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE QUORUM AMENDMENT TO INCREASE THE QUORUM NECESSARY FOR THE TRANSACTION OF BUSINESS AT ANY GENERAL MEETING OF THE MEMBERS.


BOARD               During the fiscal year ended January 31, 1998, there were
MEETINGS AND        fifteen meetings of the Board of Directors and action was
COMMITTEES          taken on seven occasions by unanimous written consent of the
Board of Directors in lieu of a meeting. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors. During the fiscal year ended January 31, 1998, the Company did not have nor had it previously had any standing nominating, audit or compensation committees of the Board, nor were there any committees which performed similar functions. An Audit Committee, consisting of Directors Derek John Michael Lederer (Chair), Thomas R. Ulie and George G.

Usher, was appointed by the Board of Directors on February 19, 1998. The Audit Committee makes recommendations to the Board as to the engagement of independent auditors to perform audit and non-audit services, reviews the scope and results of their services, oversees the internal audit function, and reviews the systems of internal control and audit with management and the independent auditors. Compensation decisions, including the granting of options, are made by Thomas C. Usher, Vice-Chairman, in his sole discretion, with the advice of George G. Usher, the Company's Chairman of the Board, President and Chief Executive Officer.


COMPENSATION        Shown below is information concerning the annual and
OF EXECUTIVE        long-term compensation for services in all capacities to the
OFFICERS            Company for the fiscal years ended January 31, 1998, 1997
and 1996 of those persons who were, at January 31, 1998 (i) the chief executive officer and (ii) the three other executive officers of the Company who had total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1998 (the "Named Officers"). No other officers of the Company has total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1998.


                           SUMMARY COMPENSATION TABLE

                                          ANNUAL                     LONG TERM
                                       COMPENSATION                COMPENSATION
                                       ------------                ------------

                                                                   Common Shares
                                                                    Underlying
Name and Fiscal                                                      Option
Principal Position           Year         Salary       Bonus        Awards (1)
------------------           ----         ------       -----        ----------

George G. Usher              1998       $ 110,000       none          57,100
  Chairman of the            1997       $ 108,211       none         571,000
  Board (2), President       1996       $  75,800       none         571,000
  and Chief Executive
  Officer

Thomas C. Usher              1998       $ 120,000       none         107,577
  Vice-Chairman              1997       $ 120,000       none       1,275,766
                             1996       $ 120,000       none       1,275,766

Natu Patel                   1998       $ 110,000       none          11,000
  Vice President             1997       $ 110,000       none         110,000
                             1996       $ 110,000       none         110,000

Alec D. Keith                1998       $ 100,000       none            none
  Chairman of                1997       $  25,000       none         300,000
  the Board (3)              1996          ----         ----          ----


-------------------------------------

(1)      Reflects the Company's completion on June 19, 1997 of a one-for-ten reverse stock split of its Common Shares and Class B Preferred Shares.

(2) George G. Usher was appointed Chairman of the Board effective January 27, 1998.

(3)      Alec D. Keith resigned as Chairman of the Board effective January 27, 1998.

                        OPTION GRANTS IN FISCAL YEAR 1998


                  The following table sets forth information with respect to the stock options granted to the four Named Officers during the fiscal year ended January 31, 1998.


                  Number of
                  Securities     Percent of Total
                  Underlying     Options Granted                  Price on                  Potential Realizable Value at Assumed
                  Options        to Employees in     Exercise     Date of     Expiration    Annual Rate of Stock Price Appreciation
Name              Granted        Fiscal Year (1)     Price        Grant       Date          0%            5%          10%
----              -------        ---------------     -----        -----       ----          -----------------------------


George G. Usher    7,100             2.64%          $ 7.50        $6.75      6/30/98       ----         ----         ----
                  50,000            18.58%          $10.00        $6.75      6/30/00       ----         ----         ----

Thomas C. Usher   57,577            21.39%          $ 7.50        $6.75      6/30/98       ----         ----         ----
                  50,000            18.58%          $10.00        $6.75      6/30/00       ----         ----         ----

Natu Patel        11,000             4.09%          $ 7.50        $6.75      6/30/98       ----         ----         ----

Alec D. Keith       none             ----            ----         ----         ----        ----         ----         ----


         (1)   A total of 269,173 stock options were granted by the Company during the fiscal year ended
               January 31, 1998.


               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND
                       1998 FISCAL YEAR-END OPTION VALUES

                  The following table sets forth, for each of the four Named Officers, the exercise of options to purchase Common Shares during the fiscal year ended January 31, 1998, and the year-end value of unexercised options to purchase Common Shares held by the four Named Officers at January 31, 1998.


                                                            Number of Secu-
                                                            rities Underlying             Value of Unexercised
                           Shares                           Unexercised Options           In-the-Money Options
                           Acquired on       Value          at Fiscal Year End;           at Fiscal Year End;
         Name              Exercise          Realized       All Exercisable               All Exercisable (1)
         ----              ----------        --------       -----------------             --------------------

         George G. Usher    none               ----                 57,100                          ----
         Thomas C. Usher    none               ----                107,577                          ----
         Natu Patel         none               ----                 11,000                          ----
         Alec D. Keith      none               ----                  none                           ----


         (1)      The market price of the Common Shares at January 30, 1998, the last trading day preceding the
                  Company's fiscal year end, was $6.875 per share.

EXECUTIVE           As of January 31, 1998, the following persons served as
OFFICERS            executive officers of the Company. All executive officers
serve for a one-year term or until their successors are elected or appointed at the meeting of the Board of Directors immediately following the Annual Meeting.

Name                                          Age                      Title
----                                          ---                      -----

George G. Usher (1) (2)                       39                       Chairman of the Board, President
                                                                       and Chief Executive Officer

Thomas C. Usher (1)                           83                       Vice-Chairman of the Board

Natu Patel (1)                                52                       Vice President

Sharon L. Wardlaw (3)                         45                       Chief Financial Officer, Secretary and
                                                                       Treasurer



------------------------------------------
(1) See "Board of Directors" for biographical information and period of service.

(2) George G. Usher was appointed Chairman of the Board effective January 27, 1998.

(3) Sharon L. Wardlaw has served as the Chief Financial Officer, Secretary and Treasurer of the Company since 1994. She also currently serves as the President of Dextran Products Limited, a subsidiary of the Company. Since joining the Company in 1984, she has been employed in various capacities.


EMPLOYMENT          George G. Usher, Thomas C. Usher and Natu Patel are employed
AGREEMENTS          by the Company pursuant to employment agreements. On
December 22, 1993, the Company entered into an employment agreement with George
G. Usher which provided for his employment as President of the Company for a five-year term commencing February 1, 1994 at an annual salary of $65,000. This Employment Agreement was amended on June 4, 1996 to provide for his employment as Chief Executive Officer of the Company commencing June 4, 1996 at an annual salary of $100,000. George G. Usher was appointed Chairman of the Board of the Company by the Board of Directors effective January 27, 1998.

         On December 22, 1993, the Company entered into an employment agreement with Thomas C. Usher which provided for his employment as Chairman and Chief Executive Officer of the Company for a five-year term commencing February 1, 1994 at an annual salary of $120,000 subject to CPI adjustments. This Employment Agreement was amended on November 1, 1996 to provide for his employment as Vice-Chairman of the Company commencing November 1, 1996 at an annual salary of $120,000.

         On December 12, 1990, the Company entered into an employment agreement with Natu Patel which provided for his employment as Vice President of the Company for a five-year term commencing January 1, 1991 at an annual salary of $110,000. This Employment Agreement was renewed on January 1, 1996 on the same terms.


TRANSACTIONS        Since February 1, 1997, with the exception of Thomas C.
WITH THE            Usher, none of the Company's directors, executive officers,
COMPANY              nominees for election as directors or certain relatives or associates of such persons has been indebted to the Company in an aggregate amount in excess of $60,000. As of the end of the Company's 1998 fiscal year, Thomas C. Usher was indebted to the Company in an aggregate amount of $691,150.

SECTION 16(a)       Section 16(a) of the Exchange Act, requires the Company's
BENEFICIAL          directors, executive officers and any person who
OWNERSHIP           beneficially owns more than ten percent of the Common
REPORTING           Shares to file with the SEC, Nasdaq and the Boston Stock
COMPLIANCE          Exchange an initial report of ownership
and reports of changes in ownership of Common Shares. Officers, directors and greater-than-ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company and written representation that no other reports were required, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended January 31, 1998, except that Dr. Alec D. Keith, Mr. George G. Usher and Ms. Sharon L. Wardlaw each inadvertently failed to file a single Form 4 on a timely basis to report one transaction.

         The above transactions were subsequently reported on Form 5 reports filed with the SEC in a timely manner.

COMPANY STOCK
PERFORMANCE

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                         POLYDEX PHARMACEUTICALS LIMITED

The following performance graph compares the cumulative total returns of the Company's Common Shares, the Nasdaq Stock Market Index and the Nasdaq Pharmaceuticals Stock Index over a five year period ended January 31, 1998.


                                   [GRAPH]

                                            LEGEND

CRSP Total Returns Index for:      01/29/93  01/31/94  01/31/95  01/31/96  01/31/97  01/30/98
-----------------------------      --------  --------  --------  --------  --------  --------
POLYDEX PHARMACEUTICALS LIMITED     100.00     92.7      25.0      42.7       27.1      22.9
Nasdaq Stock Market (US & Foreign)  100.00    116.0     109.4     154.2      201.0     236.5
Nasdaq Pharmaceuticals Stocks       100.00     98.8      76.2     143.6      143.6     135.4

NOTES:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 01/29/93.

         There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.


INDEPENDENT         On March 7, 1996, the Company was advised by its independent
PUBLIC              public accountants, KPMG (formerly KPMG Peat Marwick Thorne)
ACCOUNTANT          (the "Former Accountant"), that it would decline to stand
for re-election after the completion of the audit for the fiscal year ended January 31, 1996. The decision to engage a new independent public accountant was not recommended or approved by the board of directors of the Company.

                    No report of the Former Accountant on the financial statements of the Company for either of the past two fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                    During the Company's 1994 and 1995 fiscal years, ended on January 31, 1994 and January 31, 1995, respectively, or in the interim period from February 1, 1996 (the start of the Company's 1997 fiscal year) through April 30, 1996 (the date of the report from the Former Accountant to the Company for its audit of the Company's fiscal year ended January 31, 1996) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                    During the Company's 1994 and 1995 fiscal years, ended on January 31, 1994 and January 31, 1995, respectively, or in the interim period from February 1, 1996 (the start of the Company's 1997 fiscal year) through April 30, 1996 (the date of the report from the Former Accountant to the Company for its audit of the Company's fiscal year ended January 31, 1996) there were no reportable events as defined by SEC rules and regulations.

                    At the 1996 Annual Meeting, the Members authorized the Board of Directors to engage either Ernst & Young Chartered Accountants or Arthur Andersen LLP following adjournment of the Annual Meeting. On December 18, 1996, the Company engaged Ernst & Young Chartered Accountants as independent public accountants of the Company. Representatives of Ernst & Young Chartered Accountants are not expected to be present at the meeting.


FINANCIAL                The consolidated balance sheet, consolidated income
STATEMENTS               statement and other financial statements together with
the notes thereto for the fiscal year ended January 31, 1998 are included in the Company's 1998 Annual Report which accompanies this Proxy Statement.


1998 ANNUAL              The Company will provide without charge to each person
REPORT AND               solicited by this Proxy Statement, upon the written
FORM 10-K                request of such person, a copy of the Company's Annual
Report on Form 10-K, which includes financial statements, for the fiscal year ended January 31, 1998. Such requests should be directed to Debbie MacAskill, Polydex Pharmaceuticals Limited, 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5.


1999                     The 1999 Annual Meeting will be held on or about June
MEMBER                   18, 1999. The deadline for Members to submit proposals
PROPOSALS                to the Company Secretary for inclusion in the Proxy
Statement for the 1999 Annual Meeting is expected to be February 18, 1999. The inclusion of any proposal will be subject to applicable rules of the SEC. In the event, however, that the date of the 1999 Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company within a reasonable time before the solicitation in connection with the meeting is made.

OTHER BUSINESS           Management knows of no business which will be presented
for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the Board designated proxy holders George G. Usher and Peter J. Higgs to vote the shares represented thereby on such matters in accordance with their judgment.

                                      By Order of the Board of Directors,

                                      Sharon L. Wardlaw
                                      Secretary

May 18, 1998

PROXY
                        POLYDEX PHARMACEUTICALS LIMITED

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned member hereby appoints Peter J. Higgs and George G. Usher proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Polydex Pharmaceuticals Limited standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual General Meeting of Members of the Company to be held on June 19, 1998 or any adjournment thereof. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT INDEPENDENT PUBLIC ACCOUNTANTS AND FIX THEIR REMUNERATION, IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION TO SET FORTH THE RIGHTS AND CHARACTERISTICS OF THE CLASS B PREFERRED SHARES, AND IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION TO INCREASE THE QUORUM NECESSARY TO TRANSACT BUSINESS AT ANY GENERAL MEETING OF THE MEMBERS, AS TO ANY OTHER MATTER OR IF ANY OF SAID NOMINEES IS NOT AVAILABLE FOR ELECTION, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------

(CONTINUED FROM OTHER SIDE)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.                                             Please mark
                                                                                                              your votes as   [ X ]
                                                                                                              indicated in
                                                                                                              this example

Item 1-ELECTION OF DIRECTORS           Nominees: Joseph Buchman and Thomas R. Ulie          Item 2-AUTHORIZATION FOR THE BOARD OF
                                                                                                   DIRECTORS TO APPOINT INDEPENDENT
       FOR both       WITHHOLD                                                                     PUBLIC ACCOUNTANTS AND FIX THEIR
       nominees      AUTHORITY         WITHHELD FOR: (Write that nominee's name in the             REMUNERATION
       listed         FOR ALL          space provided below.)
                                                                                                    FOR      AGAINST    ABSTAIN

        [  ]           [  ]            _______________________________________________              [  ]      [  ]        [  ]

Item 3-PROPOSAL TO AMEND ARTICLES OF ASSOCIATION                Item 4-PROPOSAL TO AMEND ARTICLES OF ASSOCIATION TO
       TO SET FORTH THE RIGHTS AND CHARACTERISTICS                     INCREASE THE QUORUM NECESSARY TO TRANSACT BUSINESS
       OF THE CLASS B PREFERRED SHARES                                 AT ANY GENERAL MEETING OF THE MEMBERS

          FOR      AGAINST    ABSTAIN                                               FOR      AGAINST    ABSTAIN

         [  ]       [  ]       [  ]                                                 [  ]       [  ]      [  ]

                                                           ------
                                                                 |
                                                                 |
                                                                 |





SIGNATURE ______________________________________________ SIGNATURE ______________________________________________ DATE_____________

PLEASE DATE, SIGN AS NAME APPEARS HEREON AND RETURN PROMPTLY. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS CORPORATE OFFICER,
PARTNER, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. PLEASE NOTE ANY CHANGES IN YOUR ADDRESS
ALONGSIDE THE ADDRESS AS IT APPEARS IN THE PROXY.

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